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                                                                    EXHIBIT 99.1


           PURCHASE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000


         These Purchase Agreement Master Securitization Terms Number 1000 ("Master Terms") dated as of October 3, 1996 among SLM Funding Corporation ("Funding"), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of Funding under the Interim Trust Agreement dated as of October 1, 1996 between Funding and the Interim Eligible Lender Trustee, and Student Loan Marketing Association ("Sallie Mae"), shall be effective upon execution by the parties hereto. References to Funding herein mean the Interim Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Eligible Loans.

         WHEREAS, Sallie Mae is the owner of certain student loans guaranteed under the Higher Education Act;

         WHEREAS, Sallie Mae may desire to sell its interest in such loans from time to time and Funding may desire to purchase such loans from Sallie Mae;

         WHEREAS, the Interim Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such loans on behalf of Funding;

         NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.  TERMS

         These Master Terms establish the terms under which Sallie Mae may sell and Funding (and with respect to legal title, the Interim Eligible Lender Trustee on behalf of Funding) may purchase the Loans (and all obligations of the Borrowers thereunder) specified on each Purchase Agreement as the parties may execute from time to time pursuant to these Master Terms. Each such Purchase Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of these Master Terms, and shall be a separate agreement among Sallie Mae, Funding, and the Interim Eligible Lender Trustee on behalf of Funding with respect to the Loans covered by the terms of such Purchase Agreement. If the terms of a Purchase Agreement conflict with the terms of these Master Terms, the terms of such Purchase Agreement shall supersede and govern.

SECTION 2.  DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Appendix A hereto.





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         For purposes hereof:

         (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

         (B) "Bill of Sale" means that document executed by an authorized officer of Sallie Mae which shall set forth the Loans offered by Sallie Mae and accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding and which shall sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all rights, title and interest of Sallie Mae in the Loans listed on the Bill of Sale and will certify that the representations and warranties made by Sallie Mae pursuant to Section 5(A) of these Master Terms are true and correct.

         (C) "Borrower" means the obligor on a Loan.

         (D) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

         (E) "Cutoff Date" means with respect to the first sale hereunder, September 2, 1996, and, with respect to subsequent sales hereunder, a date agreed to by Sallie Mae and Funding to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

         (F) "Deferred Payment" means an amount equal to 66 _ of the amount distributed to Funding pursuant to Section 2.8 C(G) of the Administration Agreement (exclusive of the amount of any such distribution attributable to the reduction from time to time of the Specified Reserve Account Balance).

         (G) "Delinquent" means the period any payment of principal or interest due on the Loan is overdue.

         (H) "Eligible Loan" means a Loan offered for sale by Sallie Mae under the Purchase Agreement which as of the Cutoff Date is current or no more Delinquent than permitted under the Purchase Agreement in payment of principal or interest and which meets the following criteria as of the effective date of the Bill of Sale:

                 (i) is a Stafford Loan, a Consolidation Loan, a PLUS Loan or SLS Loan;





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                 (ii)  is owned by Sallie Mae and is fully disbursed;

                 (iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

                 (iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

                 (v) is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

                 (vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

                 (vii)  is supported by the following  documentation:

                          (a)     for each Loan:

                          1.      loan application, and any supplement
                                  thereto,

                          2. original promissory note and any addendum thereto or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold at the same time,

                          3.      evidence of guarantee,

                          4. any other document and/or record which Funding may be required to retain pursuant to Regulations; and

                          (b)     for each Loan only if applicable:

                          1. payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date and
                                  (ii) an accounting of the allocation of all payments by Borrower or on Borrower's





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                                  behalf to principal and interest on the Loan,

                          2. documentation which supports periods of current or past deferment or past forbearance,

                          3. a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

                          4. evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                          5.      evidence of requests for pre-claims
                                  assistance, and evidence that the Borrower's school(s) have been notified,

                          6. a record of any event resulting in a change to or confirmation of any data in the Loan file.

         (I) "Initial Payment" means the dollar amount specified in the applicable Purchase Agreement.

         (J) "Loan" means the Note or Notes offered for sale pursuant to the Purchase Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

         (K) "Loan Transmittal Summary Forms" means the forms provided to Sallie Mae by Funding and completed by Sallie Mae which list, by Borrower, the Loans subject to the Bill of Sale and the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date.

         (L) "Note" means the promissory note of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act.

         (M) "PLUS Loan" means a Loan which was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).





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         (N)  "Principal Balance" means the outstanding principal amount of the
         Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

         (O) "Purchase Agreement" means a Purchase Agreement (including any attachments thereto), substantially in the form of Attachment A hereto, of which these Master Terms form a part by reference.

         (P) "Purchase Price" means the sum of the Initial Payment and Deferred Payment.

         (Q) "Sale Agreement" means the Sale Agreement Master Securitization Terms Number 1000 among SLM Funding Corporation as seller, Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee and Eligible Lender Trustee.

         (R) "Secretary" means the United States Secretary of Education or any successor.

         (S) "SLS Loan" means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act (or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

         (T) "Stafford Loans" mean Subsidized Stafford Loans and Unsubsidized Stafford Loans.

         (U) "Subsidized Stafford Loan" means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

         (V)  "Unsubsidized Stafford Loan" means a Loan made pursuant to
         Section 428H of the Higher Education Act.

SECTION 3.  SALE/PURCHASE

         (A)     Consummation of Sale and Purchase

                 The sale and purchase of Eligible Loans pursuant to a Purchase Agreement shall be consummated upon Funding's receipt from Sallie Mae of the Bill of Sale and the payment by Funding to Sallie Mae of the Initial Payment, and when consummated such sale and purchase shall be effective as of the date of the Bill of Sale. Sallie Mae and Funding shall use their best efforts to perform promptly their respective obligations pursuant to such Purchase Agreement.





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         (B)     Settlement of the Initial Payment

                 Funding on the date of the Bill of Sale shall pay Sallie Mae the Initial Payment by wire transfer of immediately available funds to the account specified by Sallie Mae.

         (C)   Interest Subsidy and Special Allowance Payments

                 On the date of the Bill of Sale, Sallie Mae shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Loans subject to each Bill of Sale accruing up to but not including the date of the Bill of Sale. The Interim Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the date of the Bill of Sale.

         (D) Special Programs

                 In consideration of the sale of the Eligible Loans under these Master Terms and each Purchase Agreement, Funding agrees to cause the Servicer to offer borrowers of Trust Student Loans all special programs, whether or not in existence as of the date of any Purchase Agreement, generally offered to the obligors of comparable loans owned by Sallie Mae subject to terms and conditions of Section 3.12 of the Servicing Agreement.

         (E) Deferred Payment

                 Funding shall pay the Deferred Payment to Sallie Mae when and as the same is received by Funding. If the Trust Student Loans are purchased by Funding pursuant to Section 6.1 of the Administration Agreement, Funding shall pay to Sallie Mae as part of the Deferred Payment 66 2/3% of the present value of the excess of the projected future yield on the Trust Student Loans after the date of such purchase over the projected cost to Funding of carrying the Trust Student Loans as reasonably estimated by Funding assuming (1) that interest rates applicable to the Trust Student Loans in effect on the date of such purchase remain in effect, (2) that the cost to Funding of carrying the Trust Student Loans is equal to the blended rate on the Notes and Certificates on the date of such purchase, (3) that the servicing costs and loss experience applicable to the Trust Student Loans during the one year period preceding such purchase continue during the remaining life of the Trust Student Loans and (4) a discount rate equal to the blended rate on the Notes and Certificates on the date of such purchase. If the Trust Student Loans are sold pursuant to the auction provision in Section 4.4 of the Indenture,





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         Funding shall pay to Sallie Mae as part of the Deferred Payment 66
         2/3% of the amount, if any, by which the sale price exceeds the Minimum Purchase Amount and any costs of terminating the Trust. Funding shall also be obligated to pay Sallie Mae as part of the Deferred Payment, in the event that the provisions of Section 2.8C(F) of the Administration Agreement are operative, upon payment in full of the Notes and Certificates to the extent of amounts then distributable by the Trust to Funding, 66 2/3% of the aggregate amount that would have been distributed to Funding pursuant to Section 2.8C(G) of the Administration Agreement (exclusive of the amount of any such distribution attributable to the reduction from time to time of the Specified Reserve Account Balance) but for the operation of Section 2.8C(F) of the Administration Agreement.

SECTION 4.  CONDITIONS PRECEDENT TO PURCHASE

         (A)     Activities Prior to the Purchase Date

                 Sallie Mae shall provide any assistance requested by Funding in determining that all required documentation on the Loans is present and correct.

         (B)     Continued Servicing

                 Following the execution of each Purchase Agreement, Sallie Mae shall service, or cause to be serviced, all Loans subject to such Purchase Agreement as required under the Higher Education Act until the date of the Bill of Sale.

         (C)     Bill of Sale/Loan Transmittal Summary Form

                 Sallie Mae shall deliver to Funding:

                 (i) a Bill of Sale executed by an authorized officer of Sallie Mae, covering Loans offered by Sallie Mae and accepted by Funding as set forth thereon, selling, assigning and conveying to the Interim Eligible Lender Trustee on behalf of Funding and its assignees all right, title and interest of Sallie Mae, including the insurance interest of Sallie Mae, in each of the Loans, and stating that the representations and warranties made by Sallie Mae in Section 5 of these Master Terms are true and correct on and as of the date of the Bill of Sale; and

                 (ii) the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and





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                 setting forth the unpaid Principal Balance of each such Loan.

         (D)     Endorsement

                 Sallie Mae shall provide a blanket endorsement transferring the entire interest of Sallie Mae in the Loans to the Interim Eligible Lender Trustee on behalf of Funding with the form of endorsement provided for in the Purchase Agreement.

                 At the direction of and in such form as Funding may designate, Sallie Mae also agrees to individually endorse any Eligible Loan as Funding may request from time to time.

         (E)     Officer's Certificate

                 Sallie Mae shall furnish to Funding, with each Bill of Sale provided in connection with each purchase of Loans pursuant to these Master Terms, an Officer's Certificate, dated as of the date of such Bill of Sale, in substantially the form of Attachment C.

         (F)     Loan Transfer Statement

                 Upon Funding's request, Sallie Mae shall deliver to Funding one (1) or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by Funding, executed by Sallie Mae and dated the date of the Bill of Sale. Sallie Mae agrees that Funding and the Interim Eligible Lender Trustee may use the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by Sallie Mae to the Interim Eligible Lender Trustee on behalf of Funding of the Loans listed on the Bill of Sale.

         (G) Power of Attorney

                 Sallie Mae hereby grants to Funding and the Interim Eligible Lender Trustee for the benefit of Funding an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of Sallie Mae any Eligible Loan to evidence the transfer of such Eligible Loan to Funding and the Interim Eligible Lender Trustee for the benefit of Funding and to cause to be transferred physical possession of any Note from Sallie Mae or the Servicer to Funding or the Interim Eligible Lender Trustee or any custodian on their behalf.





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SECTION 5.  REPRESENTATIONS AND WARRANTIES OF SALLIE MAE AND INTERIM ELIGIBLE
            LENDER TRUSTEE

         (A)     General

         Sallie Mae represents and warrants to Funding that with respect to a portfolio of Loans, as of the date of each Purchase Agreement and Bill of
Sale:

                 (i) Sallie Mae is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

                 (ii) Sallie Mae is duly organized and existing under the laws of the applicable jurisdiction;

                 (iii) Sallie Mae has all requisite power and authority to enter into and to perform the terms of the Purchase Agreement; and

                 (iv) Sallie Mae will not, with respect to any Loan purchased under Purchase Agreements executed pursuant to these Master Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of Funding.

         (B)     Particular

                 Sallie Mae represents and warrants to Funding as to the Loans purchased by Funding under each Purchase Agreement and each Bill of Sale executed pursuant these Master Terms that:

                 (i) Sallie Mae has good title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Loans;

                 (ii) The Loans are Eligible Loans and the description of the Loans set forth in the Purchase Agreement is true and correct;





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                 (iii) Sallie Mae is authorized to sell, assign, transfer and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchase by Sallie Mae, will be made pursuant to and consistent with the laws and regulations under which Sallie Mae operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which Sallie Mae is a party or by which Sallie Mae or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

                 (iv) The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

                 (v) Each Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; such guarantee is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee on behalf of Funding as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the Bill of Sale;

                 (vi) Any payments on the Loans received by Sallie Mae which have been allocated to reduction of principal and interest on such Loans have been allocated on a simple interest basis; the information with respect to the Loans as of the Cutoff Date as stated on the Loan Transmittal Summary Form is true and correct;

                 (vii) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting the Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

                 (viii) All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;





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                 (ix) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

                 (x) No Loan is more than ninety (90) days delinquent as of the Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither Sallie Mae nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

                 (xi) It is the intention of Sallie Mae, the Interim Eligible Lender Trustee and Funding, and Sallie Mae hereby warrants that, the transfer and assignment herein contemplated constitute a valid sale of the Loans from Sallie Mae to the Interim Eligible Lender Trustee on behalf of Funding and that the beneficial interest in and title to such Loans not be part of Sallie Mae's estate in the event of the bankruptcy of Sallie Mae or the appointment of a receiver with respect to Sallie Mae;

                 (xii) There is only one original executed copy of the promissory note evidencing each Loan; and

                 (xiii) No Borrower of any Loan as of the Cutoff Date is noted in the related Loan File as being currently involved in a bankruptcy proceeding.

         (C) The Interim Eligible Lender Trustee represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

                 (i) The Interim Eligible Lender Trustee is a national banking association duly organized and validly existing in good standing under the laws of the United States and having an office located within the state of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Purchase Agreement;

                 (ii) The Interim Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of the Purchase Agreement, and the Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver the Purchase Agreement on its behalf;

                 (iii) Neither the execution nor the delivery by it of the Purchase Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with





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         any of the terms or provisions hereof will contravene any Federal or
         Delaware state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

                 (iv) The Interim Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by the Purchase Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6.  PURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

         Each party to this Agreement shall give notice to the other parties promptly, in writing, upon the discovery of any breach of Sallie Mae's representations and warranties made pursuant to Section 5 hereof which has a materially adverse effect on the interest of Funding in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the Guarantor's guarantee of such Trust Student Loan, Sallie Mae shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the Guarantor's guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, Sallie Mae shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. Sallie Mae shall also remit as provided in Section 2.6 of the Administration Agreement on the date of purchase of any Trust Student Loan pursuant to this Section 6 an amount equal to all nonguaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this
Section 6, Sallie Mae shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

         In addition, if any breach of Section 5 hereof by Sallie Mae does not trigger such purchase obligation but does result in





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the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of Funding to repay such interest to a Guarantor), or the loss (including any obligation of Funding to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then Sallie Mae shall reimburse Funding by remitting an amount equal to the sum of all such nonguaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where Sallie Mae reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, Sallie Mae shall not be required to reimburse Funding for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

         Anything in this Section 6 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by Sallie Mae or the Servicer, exceeds 1% of the Pool Balance, Sallie Mae (and the Servicer as provided in the Servicing Agreement) shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by Sallie Mae and the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6) with Trust Student Loans with the earliest such date to be purchased first.

         In lieu of repurchasing Trust Student Loans pursuant to this Section 6, Sallie Mae may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:





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                 (1)      status (i.e., in-school, grace, deferment,
                          forbearance or repayment),

                 (2) program type (i.e., Unsubsidized Stafford, Subsidized Stafford, PLUS or SLS),

                 (3)      school type,

                 (4)      total return,

                 (5)      principal balance, and

                 (6)      remaining term to maturity.

         In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this
Section 6, Sallie Mae shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders and the Certificateholders.

         In the event that Sallie Mae elects to substitute Eligible Loans pursuant to this Section 6, Sallie Mae will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. Sallie Mae shall also remit to the Administrator an amount equal to all nonguaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement. The sole remedy of Funding, the Eligible Lender Trustee, the Certificateholders and the Noteholders with respect to a breach by Sallie Mae pursuant to Section 5 hereof shall be to require Sallie Mae to purchase Trust Student Loans, to reimburse Funding as provided above or to substitute Student Loans pursuant to this Section. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7.  OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

         (A) Any payment received by Sallie Mae with respect to amounts accrued after the Date of the Bill of Sale for any Loan sold to Funding, which payment is not reflected in the Loan Transmittal Summary Form, shall be received by Sallie Mae in trust for the account of Funding and Sallie Mae hereby disclaims any title to or interest in any such amounts. Within two (2) business days following the date of receipt, Sallie Mae shall remit to Funding an amount equal to any such payments on a list provided by Funding identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

         (B) Any written communication received at any time by Sallie Mae with respect to any Loan subject to this Purchase Agreement shall be transmitted by Sallie Mae to Servicer within two (2) business days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.  CONTINUING OBLIGATION OF SALLIE MAE

         Sallie Mae shall provide all reasonable assistance necessary for Funding to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period Sallie Mae owned the Loan, or (b) a payment made or alleged to have been made to Sallie Mae. Further, Sallie Mae agrees to execute any financing statements at the request of Funding in order to reflect Funding's interest in the Loans.

SECTION 9.  LIABILITY OF SALLIE MAE; INDEMNITIES

 Sallie Mae shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Sallie Mae under this Purchase Agreement.

         (i) Sallie Mae shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Interim Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of Funding, not including any taxes asserted with respect to, and as of the date of, the sale of the Loans to the Interim Eligible Lender Trustee on behalf of Funding, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

         (ii) Sallie Mae shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of Funding, and the Interim Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, Sallie Mae's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Purchase Agreement, or by reason of reckless disregard of its obligations and duties under the Purchase Agreement.

         (iii) Sallie Mae shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Interim Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Purchase Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Interim Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Interim Eligible Lender Trustee, (b) shall arise from any breach by the Interim Eligible Lender Trustee of its covenants made under any of the Basic Documents; or (c) shall arise from the breach by the Interim Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in these Master Terms or any Purchase Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Interim Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of Sallie Mae, which approval shall not be unreasonably withheld.

         Indemnification under this Section shall survive the resignation or removal of the Interim Eligible Lender Trustee and the termination of these Master Terms, and shall include reasonable fees and expenses of counsel and expenses of litigation. If Sallie Mae shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Sallie Mae, without interest.

SECTION 10. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF SALLIE MAE

         Any Person (a) into which Sallie Mae may be merged or consoli dated,
(b) which may result from any merger or consolidation to which Sallie Mae shall be a party or (c) which may succeed to the properties and assets of Sallie Mae substantially as a whole, shall be the successor to Sallie Mae without the execution or filing of any document or any further act by any of the parties to this Purchase Agreement; provided, however, that Sallie Mae hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than Sallie Mae, executes an agreement of assumption to perform every obligation of Sallie Mae under the Purchase Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached, (iii) the surviving Person, if other than Sallie Mae, shall have delivered to the Interim Eligible Lender Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Purchase Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction
(iv) if Sallie Mae is not the surviving entity, Sallie Mae shall have delivered to the Interim Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Funding and the Interim Eligible Lender Trustee in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.  LIMITATION ON LIABILITY OF SALL IE MAE AND OTHERS

         Sallie Mae and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way Sallie Mae's obligations under Section 6.) Sallie Mae shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Terms or any Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of Sallie Mae will constitute the sole remedy available to Funding for uncured breaches; provided, however, that the information with respect to the Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and to the extent that the aggregate Principal Balance of the Loans listed on the Bill of Sale is less than the aggregate Principal Balance stated on the Bill of Sale, Sallie Mae shall remit such amount to the Interim Eligible Lender Trustee on behalf of Funding. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12.  LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER TRUSTEE

          Notwithstanding anything contained herein to the contrary, these Master Terms and any Purchase Agreement have been signed by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Interim Eligible Lender Trustee for Funding and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of Funding, under these Master Terms or any Purchase Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Funding.

SECTION 13.  EXPENSES

         Except as otherwise provided herein, each party to these Master Terms or any Purchase Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Terms and any Purchase Agreement and the transactions contemplated herein or therein.

SECTION 14.  SURVIVAL OF COVENANTS/SUPERSESSION

         All covenants, agreements, representations and warranties made herein and in or pursuant to any Purchase Agreements executed pursuant to these Master Terms shall survive the consummation of the purchase of the Loans provided for in each Purchase Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of Sallie Mae shall bind and inure to the benefit of any successors or assigns of Funding and shall survive with respect to each Loan. Each Purchase Agreement supersedes all previous agreements and understandings between Funding and Sallie Mae with respect to the subject matter thereof. These Master Terms and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Funding of any covenant, agreement, representation or warranty required to be made or furnished by Sallie Mae or the waiver by Funding of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of Funding to insist upon the performance by Sallie Mae in strict accordance with said terms.

SECTION 15.  COMMUNICATION AND NOTICE REQUIREMENTS

         All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to Sallie Mae or Funding, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to Sallie Mae or Funding by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16.  FORM OF INSTRUMENTS

         All instruments and documents delivered in connection with these Master Terms and any Purchase Agreement, and all proceedings to be taken in connection with these Master Terms and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Funding shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.  AMENDMENT

         These Master Terms and any Purchase Agreement may be amended by the parties thereto without the consent of the related Noteholders or Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Master Terms and Purchase Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee and Eligible Lender Trustees, materially and adversely affect the interest of any such Noteholder or Certificateholder.

         In addition, these Master Terms and any Purchase Agreement may also be amended from time to time by Sallie Mae, the Interim Eligible Lender Trustee and Funding, with the consent of the

Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders of Certificates evidencing a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of these Master Terms or any Purchase Agreements or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance of Certificates, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Interim Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, each Certificateholder, and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to these Master Terms, the Interim Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section
7.1 I((i) of the Administration Agreement. The Interim Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Interim Eligible Lender Trustee's own rights, duties or immunities under this Agreement or otherwise.

SECTION 18.  NONPETITION COVENANTS

         Notwithstanding any prior termination of these Master Terms Sallie Mae and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause Funding to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Funding under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Funding or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Funding.

SECTION 19.  GOVERNING LAW

         These Master Terms and any Purchase Agreement shall be government by and construed in accordance with the laws of the State of New York.

STUDENT LOAN MARKETING                       SLM FUNDING CORPORATION
ASSOCIATION                                         (Purchaser)
(Seller)


By:  /s/  DENISE B. MCGLONE                 By:  /s/  MARK G. OVEREND
     -------------------------                   ----------------------------

Name:  Denise B. McGlone                    Name:  Mark G. Overend
       -----------------------                     --------------------------

Title:  Executive Vice President            Title:  Treasurer and Controller
        ------------------------                    ------------------------
        and Chief Financial Officer
        ---------------------------




CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
----------------------------------------------
Not in its individual capacity but
solely as Interim Eligible Lender Trustee


By:  /s/  JOHN W. MACK
     ---------------------------------------

Name:  John W. Mack
       -------------------------------------

Title:  Second Vice President
        ------------------------------------

                                  ATTACHMENT A
                               PURCHASE AGREEMENT
                          Dated as of October 3, 1996

                         PURCHASE AGREEMENT NUMBER  1


         Sallie Mae hereby offers for sale to Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of SLM Funding Corporation ("Funding") under the Interim Trust Agreement dated as of October 1, 1996 between Funding and the Interim Eligible Lender Trustee, the entire right, title and interest of Sallie Mae in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of Funding accepts Sallie Mae's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than ninety (90) days Delinquent as of the Cutoff Date which date shall be September 2, 1996.

                        TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, Sallie Mae hereby sells to the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of Sallie Mae in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000 ("Master Terms") and any amendments thereto, incorporated herein by reference, among Sallie Mae, Funding, and the Interim Eligible Lender Trustee. The Initial Payment of the Loans shall equal $1,496,933,610.44 (equal to $1,501,238,568.44 (representing the offering price of the Securities less underwriters' commissions) less (a) $3,752,958 (representing the Reserve Account Initial Deposit), (b) $527,000 (representing a capital contribution from Sallie Mae to Funding to be used to purchase a 1% interest in the Certificates) and (c) $25,000 (representing the initial deposit into the Collection Account).

         This document shall constitute a Purchase Agreement as referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Purchase Agreement. Sallie Mae hereby makes, as of the date hereof, all the representations and warranties contained in the Master Terms and makes such representations and warranties with respect to the Loans governed by this Purchase Agreement.

         Sallie Mae authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE Form
   1074), as official notification to the Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of Funding of the Loans on the date of purchase.

         The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans from Sallie Mae to the Interim Eligible Lender Trustee for the benefit of Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then Sallie Mae hereby grants to the Interim Eligible Lender Trustee for the benefit of Funding a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such loans.


STUDENT LOAN MARKETING                     SLM FUNDING CORPORATION
                                           ------------------------
ASSOCIATION                                        (Purchaser)
-----------
(Seller)


By:  /s/  Denise B. McGlone                By:  /s/  Mark G. Overend
     -------------------------                  ------------------------------

Name:  Denise B. McGlone                   Name:  Mark G. Overend
       -----------------------                    ----------------------------

Title: Executive Vice President            Title:  Treasurer and Controller
       ------------------------                    ------------------------
       and Chief Financial Officer
       ---------------------------


CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
----------------------------------------------
Not in its individual capacity but
solely as Interim Eligible Lender Trustee

By:  /s/  John W. Mack
     -----------------------------

Name:  John W. Mack
       ---------------------------

Title:  Second Vice President
        --------------------------

                         PURCHASE AGREEMENT NUMBER  1
                   BLANKET ENDORSEMENT DATED OCTOBER 3, 1996

         Student Loan Marketing Association ("Sallie Mae"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes ("the Notes") described in the Bill of Sale executed by Sallie Mae in favor of Chase Manhattan Bank USA, National Association as the Interim Eligible Lender Trustee for the benefit of SLM Funding Corporation ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Purchase Agreement among Sallie Mae, Funding, and the Interim Eligible Lender Trustee which covers this promissory note.

         This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

         Notwithstanding the foregoing, Sallie Mae agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE PURCHASE AGREEMENT. BY EXECUTION HEREOF, SALLIE MAE ACKNOWLEDGES THAT SALLIE MAE HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO SALLIE MAE OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS) AND, UNLESS OTHERWISE AGREED BY SALLIE MAE AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

                                                                    ===================================

SELLER                                                                PURCHASER
---------------------------------                                    -----------------------------------
                                                                      Chase Manhattan Bank USA,
Student Loan Marketing Association                                    National Association,
1050 Thomas Jefferson Street, N.W.                                    not in its individual capacity
Washington, D.C. 20007                                                but solely as Interim Eligible
                                                                      Lender Trustee for the benefit
Lender Code:                                                          of the SLM Funding Corporation
             --------------                                           under the Interim Trust
                                                                      Agreement dated Oct. 1, 1996
By:  /s/  Denise B. McGlone
     ---------------------------
     (Signature of Authorized
      Officer of Seller)

Name:  Denise B. McGlone                                               By:  /s/  John W. Mack
       ----------------------------                                         ----------------------
                                                                           (Signature of Authorized
Title:  Executive Vice President and                                        Signatory for Purchaser)
        ----------------------------
        Chief Financial Officer
        ----------------------------
                                                                      Name:  John W. Mack
                                                                             -----------------------------

                                                                               Title:  Second Vice President
                                                                                       -----------------------

                                                                               Date of Purchase: Oct. 3, 1996
                                                                             --------------------------------------


-----------------------------------------------------------------------
   NOTE:  Boxed areas on this form are to be completed by Purchaser.
-----------------------------------------------------------------------

                       BILL OF SALE DATED OCTOBER 3, 1996

         The undersigned ("Sallie Mae"), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 ("Purchase Agreement") among SLM Funding Corporation ("Funding"), and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of October 1, 1996 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all right, title and interest of Sallie Mae, including the insurance interest of Sallie Mae under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), in the Loans identified herein which the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual Accounts are listed on the Schedule A attached hereto.

         Sallie Mae hereby makes the representations and warranties set forth in Section 5 of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Purchase Agreement. Sallie Mae authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the Loans on the date of purchase.


                                                            LISTING OF LOANS

                                   OFFERED BY                            ACCEPTED BY ELIGIBLE
                                   SELLER                                LENDER TRUSTEE

                                   NUMBER OF          PRINCIPAL          NUMBER OF             PRINCIPAL
LOAN TYPE                          LOANS*             BALANCE*           LOANS                 BALANCE
---------------------------------------------------------------------------------------------------------
SUBSIDIZED STAFFORD
---------- --------
Interim                            162,909            506,927,961        162,909               506,927,961
Repayment                          310,787            566,983,758        310,787               566,983,758

UNSUBSIDIZED STAFFORD
---------------------
Deferred                            61,021            211,590,806         61,021               211,590,806
Repayment                           10,796             29,912,376         10,796                29,912,376

PLUS/SLS
--------
Deferred                             7,166             33,129,561          7,166                33,129,561
Non-Deferred                        55,749            152,638,821         55,749               152,638,821

CONSOLI-
--------
DATION                                   0                      0              0                         0
------

TOTAL                              608,428          1,501,183,283        608,428             1,501,183,283
                                  ========          =============        =======             =============


ADDITIONAL LOAN CRITERIA
Not in claims status, not previously rejected
Not in litigation
Last disbursement is greater than 120 days from cutoff date

Loan is not swap-pending

GUARANTOR(S):

American Student Assistance Guarantor
Arizona Education Loan Program
California Student Aid Commission
Connecticut Student Loan Foundation
Educational Credit Management Corporation
Florida Office of Student Financial Assistance
Great Lakes Higher Education Corporation
Illinois Student Assistance Commission
Iowa College Aid Commission
Michigan Higher Education Assistance Authority
Missouri Coordinating Board for Higher Education
New Jersey Higher Education Assistance Authority
N.Y. State Higher Education Services Corporation
Northstar Guarantee Inc.
Northwest Education Loan Association
Oklahoma State Regents for Higher Education
Oregon State Scholarship Commission
Pennsylvania Higher Education Assistance Agency
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.


*Based upon Sallie Mae's estimated calculations, which may be adjusted upward or downward based upon Funding's reconciliation.



SELLER                                                              ====================================
==================================
                                                                     PURCHASER
Student Loan Marketing Association                                  ====================================
1050 Thomas Jefferson Street, N.W.                                   Chase Manhattan Bank USA,
Washington, D.C. 20007                                               National Association,
                                                                     not in its individual capacity
Lender Code:                                                         but solely as Interim Eligible
             --------------                                          Lender Trustee for the benefit

By:  /s/  Denise B. McGlone                                          of SLM Funding Corporation
     -----------------------------
     (Signature of Authorized
      Officer of Seller)                                              By:  /s/  John W. Mack
                                                                           --------------------------
                                                                          (Signature of Authorized
Name:  Denise B. McGlone                                                    Signatory for Purchaser)
       ----------------------------

Title:  Executive Vice President and                                 Name:  John W. Mack
        ----------------------------                                        ------------------------
        Chief Financial Officer
        -----------------------
                                                                     Title:  Second Vice President
                                                                             -----------------------

                                                                              Date of Purchase:
                                                                                                -------------

                                                                     =====================================


=====================================================================
        NOTE:  Boxed areas are for completion by Purchaser
=====================================================================

                             OFFICER'S CERTIFICATE



       I, ______________________________, of the Student Loan Marketing
Association (the "Sallie Mae"), hereby certify to SLM Funding Corporation that:

       1. The person(s) named below are at the date hereof the duly elected, qualified and acting officers of Sallie Mae holding the offices indicated and the signature following each name is the genuine signature of the person named:


       TITLE                                       NAME                             SIGNATURE
       -----                                       ----                             ---------
------------------------                  ----------------------              ----------------------

------------------------                  ----------------------              ----------------------

------------------------                  ----------------------              ----------------------


       2. Any of the above-named person(s) is duly authorized to sign agreements providing for the sale of student loans to SLM Funding Corporation.

       WITNESS my hand this day ___ of _________________, 199__.


                        By:
                           --------------------------------------------
                                    (Not an officer listed above)

                        Name:
                              ------------------------------------------

                        Title:
                               -----------------------------------------

                               PURCHASE AGREEMENT
                          Dated as of October 3, 1996

                          PURCHASE AGREEMENT NUMBER  1


         Sallie Mae hereby offers for sale to Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of SLM Funding Corporation ("Funding") under the Interim Trust Agreement dated as of October 1, 1996 between Funding and the Interim Eligible Lender Trustee, the entire right, title and interest of Sallie Mae in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of Funding accepts Sallie Mae's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than ninety (90) days Delinquent as of the Cutoff Date which date shall be September 2, 1996.

                        TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, Sallie Mae hereby sells to the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of Sallie Mae in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000 ("Master Terms") and any amendments thereto, incorporated herein by reference, among Sallie Mae, Funding, and the Interim Eligible Lender Trustee. The Initial Payment of the Loans shall equal $1,496,933,610.44 (equal to $1,501,238,568.44 (representing the offering price of the Securities less underwriters' commissions) less (a) $3,752,958 (representing the Reserve Account Initial Deposit), (b) $527,000 (representing a capital contribution from Sallie Mae to Funding to be used to purchase a 1% interest in the Certificates) and (c) $25,000 (representing the initial deposit into the Collection Account).

         This document shall constitute a Purchase Agreement as referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Purchase Agreement. Sallie Mae hereby makes, as of the date hereof, all the representations and warranties contained in the Master Terms and makes such representations and warranties with respect to the Loans governed by this Purchase Agreement.

         Sallie Mae authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE Form
   1074), as official notification to the Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of Funding of the Loans on the date of purchase.

         The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans from Sallie Mae to the Interim Eligible Lender Trustee for the benefit of Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then Sallie Mae hereby grants to the Interim Eligible Lender Trustee for the benefit of Funding a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such loans.



STUDENT LOAN MARKETING              SLM FUNDING CORPORATION
ASSOCIATION                         -----------------------
-----------                            (Purchaser)
(Seller)
By:  /s/  Denise B. McGlone         By:  /s/  Mark G. Overend
     -------------------------           --------------------------------------

Name:  Denise B. McGlone            Name:  Mark G. Overend
       -----------------------             ------------------------------------

Title:  Executive Vice President    Title:  Treasurer and Controller
        ------------------------            ------------------------
        and Chief Financial Officer
        ---------------------------


CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
Not in its individual capacity but
solely as Interim Eligible Lender Trustee

By:  /s/  John W. Mack
   --------------------------
Name:  John W. Mack
      -----------------------
Title:  Second Vice President
       ----------------------

                          PURCHASE AGREEMENT NUMBER  1
                   BLANKET ENDORSEMENT DATED OCTOBER 3, 1996

   Student Loan Marketing Association ("Sallie Mae"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes ("the Notes") described in the Bill of Sale executed by Sallie Mae in favor of Chase Manhattan Bank USA, National Association as the Interim Eligible Lender Trustee for the benefit of SLM Funding Corporation ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Purchase Agreement among Sallie Mae, Funding, and the Interim Eligible Lender Trustee which covers this promissory note.

   This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

   Notwithstanding the foregoing, Sallie Mae agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE PURCHASE AGREEMENT. BY EXECUTION HEREOF, SALLIE MAE ACKNOWLEDGES THAT SALLIE MAE HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO SALLIE MAE OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS) AND, UNLESS OTHERWISE AGREED BY SALLIE MAE AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

                                               ==============================
SELLER                                         PURCHASER
====================================           ==============================
Student Loan Marketing Association             Chase Manhattan Bank USA,
1050 Thomas Jefferson Street, N.W.             National Association,
Washington, D.C. 20007                         not in its individual capacity
                                               but solely as Interim Eligible
Lender Code:                                   Lender Trustee for the benefit
             --------------                    of the SLM Funding Corporation
                                               under the Interim Trust
By:  /s/  Denise B. McGlone                    Agreement dated Oct. 1, 1996
   ---------------------------------
     (Signature of Authorized
      Officer of Seller)
                                               By:  /s/  John W. Mack
Name:  Denise B. McGlone                          ---------------------------
     -------------------------------                (Signature of Authorized
Title:  Executive Vice President and                 Signatory for Purchaser)
         Chief Financial Officer
                                               Name:  John W. Mack
                                                    -------------------------
                                               Title:  Second Vice President
                                                     ------------------------
                                               Date of Purchase: Oct. 3, 1996
                                               ==============================

   -------------------------------------------------------------------------
      NOTE:  Boxed areas on this form are to be completed by Purchaser.
   -------------------------------------------------------------------------

                       BILL OF SALE DATED OCTOBER 3, 1996

                 The undersigned ("Sallie Mae"), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 ("Purchase Agreement") among SLM Funding Corporation ("Funding"), and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of October 1, 1996 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all right, title and interest of Sallie Mae, including the insurance interest of Sallie Mae under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), in the Loans identified herein which the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual Accounts are listed on the Schedule A attached hereto.

                 Sallie Mae hereby makes the representations and warranties set forth in Section 5 of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Purchase Agreement. Sallie Mae authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the Loans on the date of purchase.


                                                    LISTING OF LOANS

                          OFFERED BY                                ACCEPTED BY ELIGIBLE
                          SELLER                                    LENDER TRUSTEE

                          NUMBER OF                PRINCIPAL        NUMBER OF           PRINCIPAL
LOAN TYPE                 LOANS*                   BALANCE*         LOANS               BALANCE
-------------------------------------------------------------------------------------------------
SUBSIDIZED STAFFORD
---------- --------
Interim                    162,909                 506,927,961     162,909            506,927,961
Repayment                  310,787                 566,983,758     310,787            566,983,758

UNSUBSIDIZED STAFFORD
---------------------
Deferred                    61,021                 211,590,806      61,021            211,590,806
Repayment                   10,796                  29,912,376      10,796             29,912,376

PLUS/SLS
--------
Deferred                     7,166                  33,129,561       7,166             33,129,561
Non-Deferred                55,749                 152,638,821      55,749            152,638,821

CONSOLI-
--------
DATION                           0                           0           0                      0
------

TOTAL                      608,428               1,501,183,283     608,428          1,501,183,283
                           =======               =============     =======          =============


ADDITIONAL LOAN CRITERIA
Not in claims status, not previously rejected
Not in litigation
Last disbursement is greater than 120 days from cutoff date

Loan is not swap-pending

GUARANTOR(S):

American Student Assistance Guarantor
Arizona Education Loan Program
California Student Aid Commission
Connecticut Student Loan Foundation
Educational Credit Management Corporation
Florida Office of Student Financial Assistance
Great Lakes Higher Education Corporation
Illinois Student Assistance Commission
Iowa College Aid Commission
Michigan Higher Education Assistance Authority
Missouri Coordinating Board for Higher Education
New Jersey Higher Education Assistance Authority
N.Y. State Higher Education Services Corporation
Northstar Guarantee Inc.
Northwest Education Loan Association
Oklahoma State Regents for Higher Education
Oregon State Scholarship Commission
Pennsylvania Higher Education Assistance Agency
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.


*Based upon Sallie Mae's estimated calculations, which may be adjusted upward or downward based upon Funding's reconciliation.


                                                ===============================
SELLER                                          PURCHASER
====================================            ===============================

Student Loan Marketing Association              Chase Manhattan Bank USA,
1050 Thomas Jefferson Street, N.W.              National Association,
Washington, D.C. 20007                          not in its individual capacity
                                                but solely as Interim Eligible
Lender Code:                                    Lender Trustee for the benefit
             --------------                     of SLM Funding Corporation

By:  /s/  Denise B. McGlone                     By:  /s/  John W. Mack
    --------------------------------               ---------------------------
     (Signature of Authorized                        (Signature of Authorized
      Officer of Seller)                              Signatory for Purchaser)

Name:  Denise B. McGlone                        Name:  John W. Mack
     -------------------------------                 -------------------------
Title:  Executive Vice President and            Title:  Second Vice President
      ------------------------------
        Chief Financial Officer                 Date of Purchase:
      ------------------------------                             -------------
                                                ===============================


==================================================
NOTE:  Boxed areas are for completion by Purchaser
==================================================



                                      2